UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 14, 2015 (January 6, 2014)

Calpian, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Texas	000-53997	20-8592825
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 North Akard Street, Suite 2850, Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (214) 758-8600

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On April 9, 2015, Calpian, Inc. (the "Company") filed a Current Report on Form 8-K (the "Original Form 8-K"), which included the historical audited and unaudited financial statements of Digital Payments Processing Limited (‘DPPL’) and My Mobile Payments Limited (‘MMPL’) as noted in Item 9.01 (a) below. This Form 8-K/A amends the Original Form 8-K to include the pro forma condensed combined financial information required by Item 9.01(b) of Form 8-K that was not included in the Original Form 8-K.
Item 9.01    Financial Statements and Exhibits.
(a) Financial statements of businesses acquired.
The audited financial statements of DPPL and MMPL for the year ended March 31, 2013, were filed by the Company in its Original 8-K and referenced herein. The unaudited interim financial statements of DPPL and MMPL for the six months ended September 30, 2013 were also filed by the Company in its Original 8-K and referenced herein.
(b) Pro forma financial information.
The unaudited pro forma condensed combined financial information of the Company, DPPL and MMPL for the year ended March 31, 2013 and as of and for the six months ended September 30, 2013 are filed herewith as Exhibit 99.1.
(d) Exhibits
The following exhibits are being filed as part of this Current Report on Form 8-K/A.

Exhibit Number	Description
99.1	Unaudited pro forma condensed combined financial information for the year ended March 31, 2013 and as of and for the six months ended September 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

CALPIAN, INC.

Date: April 14, 2015	By:	/s/ Scott S. Arey
Scott S. Arey
Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Unaudited pro forma condensed combined financial information for the year ended March 31, 2013 and as of and for the six months ended September 30, 2013.